Exhibit 3.222

 ARTICLES OF INCORPORATION

OF

TCI NETWORK, INC.

The undersigned incorporator, a natural person, desires to form a body corporate under the laws of the State of Colorado and does execute, sign, acknowledge, file, record, and deliver in duplicate to the Colorado Secretary of State these Articles of Incorporation:

ARTICLE I - NAME

The name of the corporation shall be: TCI Network, Inc.

ARTICLE II - INITIAL PRINCIPAL OFFICE

The address of the initial principal office of the corporation is 5619 DTC Parkway, Englewood, Colorado 80111.

ARTICLE III - REGISTERED AGENT AND OFFICE

The address of the registered office of the corporation is 5619 DTC Parkway, Englewood, Colorado 80111. The name of the registered agent at such address is Stephen M. Brett.

ARTICLE IV - CAPITAL

The aggregate number of shares of capital stock which the corporation shall have authority to issue is 10,000 shares, with a par value of $1.00 each. The shares of this class of common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the corporation upon dissolution. Cumulative voting shall not be allowed in the election of directors of the corporation or otherwise.

ARTICLE V - DIRECTORS

The governing body of this corporation shall be a board of directors. The number of directors may, from time to time, be increased or decreased in such manner as shall be provided by the bylaws of this corporation. The powers of the board shall commence upon the acceptance for filing of these Articles of Incorporation by the Colorado Secretary of State.

The initial board of directors of the corporation shall consist of three (3) directors. The names and addresses of the persons who shall serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are as follows:

D.F. Fisher	5619 DTC Parkway
Englewood, Colorado 80111

Bob Magness	5619 DTC Parkway
Englewood, Colorado 80111

John C. Malone	5619 DTC Parkway
Englewood, Colorado 80111

ARTICLE VI - INCORPORATOR

Name	Address

Mary M. McChesney	5619 DTC Parkway
Englewood, Colorado 80111

IN WITNESS WHEREOF, the above-named incorporator has signed these Articles of Incorporation on October 21, 1994.

/s/ Mary M. McChesney
Mary M. McChesney

Stephen M. Brett hereby consents to the appointment as the initial registered agent for TCI Network, Inc.

/s/ Stephen M. Brett
Stephen M. Brett, Initial Registered Agent

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is TCI Network, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on April 10th 1995, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

No shares have been issued or Directors Elected - Action by Incorporators

No shares have been issued but Directors Elected - Action by Directors

Such amendment was adopted by the board of directors where shares have been issued.

XX	Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

Article I of the Articles of Incorporation is amended in its entirety to read as follows:

The name of the corporation shall be: TCI Telephony Services, Inc.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

If these amendments are to have a delayed effective date, please list that date:___________
(Not to exceed ninety (90) days from the date of filing)

/s/ Stephen M. Brett

By:	Stephen M. Brett
	Its	Sr. Vice-President
Title

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is TCI TELEPHONY SERVICE, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on December 30, 1996, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

No shares have been issued or Directors Elected - Action by Incorporators

No shares have been issued but Directors Elected - Action by Directors

Such amendment was adopted by the board of directors where shares have been issued.

X	Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

Article I of the Articles of Incorporation is amended in its entirety to read as follows:

The name of the corporation shall be: TCI Spectrum Holdings, Inc.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

If these amendments are to have a delayed effective date, please list that date:___________
(Not to exceed ninety (90) days from the date of filing)

/s/ Stephen M. Brett

By:	Stephen M. Brett
	Its	Sr. Vice-President
Title

STATEMENT OF CHANGE OF
REGISTERED OFFICE OR
REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of: COLORADO submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST:	The name of the corporation, limited partnership or limited bility company is:	TCI SPECTRUM HOLDINGS, INC.

SECOND:	Street address of current REGISTERED OFFICE is:	5619 DTC PARKWAY,
ENGLEWOOD, CO 80111
(Include City, State, Zip)

	and if changed, the new street address is:	1560 Broadway, Denver, Colorado 80202
(Include City, State, Zip)

THIRD:	The name of its current REGISTERED AGENT is	STEPHEN M. BRETT

	and if changed, the new registered agent is:	THE PRENTICE-HALL CORPORATION SYSTEM, INC.

Signature of New Registered Agent	/s/Vicky Schreiber
VICKI SCHREIBER, ASST. VICE PRESIDENT

Principal place of business
(City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH:	If changing the principal place of business address ONLY, the new address is:

Signature	/s/ Maryann M. Chesney
Title	Assistant Secretary

ARTICLES OF MERGER OF

SWV SIX, INC.

AND

TCI SPECTRUM HOLDINGS INC.

To the Secretary of State
State of Colorado:

Pursuant to the provisions of the Colorado Business Corporation Act, the domestic corporations named herein do hereby submit the following Articles of Merger.

FIRST: Annexed hereto and made a part hereof is the Plan of Merger for merging SWV Six, Inc., a Colorado corporation, with and into TCI Spectrum Holdings, Inc., a Colorado corporation, as approved by resolution adopted at a meeting of the Board of Directors of SWV Six, Inc. on May 26, 1998 and by resolution adopted at a meeting of the Board of Directors of TCI Spectrum Holdings, Inc. on May 26, 1998.

SECOND: The number of votes cast for the Plan of Merger by each voting group of SWV Six, Inc. and of TCI Spectrum Holdings, Inc. entitled to vote separately on the merger was sufficient for approval by that voting group.

Executed on this 23rd day of November, 1998.

SWV SIX, INC.

By:	/s/ Don A. Jensen
Name: Don A. Jensen
Title: Vice President

TCI SPECTRUM HOLDINGS, INC.

By:	/s/ Gary S. Howard
Name: Gary S. Howard
Title: President

PLAN OF MERGER adopted by SWV Six, Inc., a business corporation organized under the laws of the State of Colorado, by resolution of its Board of Directors on May 26, 1998, and adopted by TCI Spectrum Holdings, Inc., a business corporation organized under the laws of the State of Colorado, by resolution of its Board of Directors on May 26, 1998. The names of the corporations planning to merge are SWV Six, Inc. and TCI Spectrum Holdings, Inc. The name of the surviving corporation into which SWV Six, Inc. plans to merge is TCI Spectrum Holdings, Inc.

1.          TCI Spectrum Holdings, Inc. and SWV Six, Inc. shall, pursuant to the provisions of the Colorado Business Corporation Act, be merged with and into a single corporation, TCI Spectrum Holdings, Inc., which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Colorado Business Corporation Act. The separate existence of SWV Six, Inc., which is sometimes hereinafter referred to as the “terminating corporation”, shall cease at the effective time and date of the merger in accordance provisions of the Colorado Business Corporation Act.

2.          The name of the surviving corporation in the merger will be changed to “SWV Six, Inc.”

3.          Intentionally omitted.

4.          Intentionally omitted.

5.          The directors of the terminating corporation shall serve as the directors of the surviving corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and By-Laws of the surviving corporation,

6.          The officers of the terminating corporation shall serve as the officers of the surviving corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and By-Laws of the surviving corporation.

7.          Each share of common stock of the terminating corporation issued and outstanding immediately prior to the effective time and date of the merger (the “Effective Time”) shall at the Effective Time be converted into one share of common stock of the surviving corporation. Each share of common stock of the surviving corporation issued and outstanding immediately prior to the Effective Time shall be converted into (i) 94,496.828 shares of PCS Common Stock, Series 2, par value $1.00 per share of Sprint Corporation (“Series 2 PCS Stock”) divided by the number of outstanding shares of common stock of the surviving corporation as of the Effective Time. (ii) 6,031,712 Warrants to acquire one share of Series 2 PCS Stock divided by the number of outstanding shares of common stock of the surviving corporation as of the Effective Time and (iii) 118.226 shares of the Seventh Series, Convertible Preferred Stock of Sprint Corporation divided by the number of outstanding shares of common stock of the surviving corporation as of the Effective Time.

8.   The Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation and to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Colorado Business Corporation Act.

9.    In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the terminating corporation and by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Colorado Business Corporation Act, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and tiled and/or recorded any document or documents prescribed by the laws of the State of Colorado, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

10.  The Board of Directors and the proper officers of the terminating corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
TCI SPECTRUM HOLDINGS, INC.

Ptusuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is TCI Spectrum Holdings, Inc.

SECOND: The following amendments to the Articles of Incorporation were adopted on February 8, 1999, as prescribed by the Colorado Business Corporation Act, by unanimous consent of the sole shareholder. The number of shares voted for the amendment was sufficient for approval.

RESOLVED, that the Articles of Incorporation of TCI Spectrum Holdings, Inc., as amended, be further amended by deleting ARTICLE I in its entirety and by inserting in lieu thereof a new ARTICLE I as follows:

ARTICLE I - NAME

The name of the Corporation is SWV Six, Inc.

FURTHER RESOLVED, that the Articles of Incorporation of the Corporation be and they hereby are further amended by deleting ARTICLE II in its entirety and by inserting in lieu thereof a new ARTICLE II as follows:

ARTICLE II - PRINCIPAL OFFICE

The address of the principal office of the Corporation is 2330 Shawnee Mission Parkway, Westwood, Kansas 66205.

FURTHER RESOLVED, that the Articles of Incorporation of the Corporation be and they hereby are further amended by deleting ARTICLE IV in its entirety and by inserting in lieu thereof a new ARTICLE IV as follows:

ARTICLE IV - CAPITAL

The aggregate number of shares of capital stock which the Corporation shall have authority to issue is one hundred (100) shares, with a par value of $1.00 each. The shares of this class of common stock shall have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon dissolution. Cumulative voting shall not be allowed in the election of directors of the Corporation or otherwise.

TCI SPECTRUM HOLDINGS, INC.

By:	/s/ Don A. Jensen
Don A. Jensen, Secretary

Statement of Merger
(Surviving Entity is a Domestic Entity)
filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1.	For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which hit is formed, and principal address are:

ID number
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Five, Inc.
Form of entity	Corporation
Jurisdiction:	Colorado
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)
HL-5ASTX
Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)
(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

2.	For the surviving entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are:

ID number	19941118361
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Six, Inc.
Form of entity	Corporation
Jurisdiction:	Colorado
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)
HL-5ASTX
Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)	6500 Sprint Parkway
(Street name and number or Post Office Box information)
HL-5ASTX
Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

3.	Each merging entity has been merged into the surviving entity.

4.	(if the following statement applies, adopt the statement by marking the box)

☐
The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of state for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5.	(if the following statement applies, adopt the statement by marking the box) and state the appropriate document number(s).)

☐	One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number
Document number
Document number

(if the following statement applies, adopt the statement by marking the box)
There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

6.	(if the following statement applies, adopt the statement by marking the box and include an attachment)

☐	This document contains additional information as provided by law.

7.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are	April 3, 2018
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8.	The true name and mailing address of the individual causing this document to be delivered for filing are

Keithley	Lora	E
(Last)	(First)	(Middle)	(Suffix)

6200 Sprint Parkway
(Street name and number or Post Office Box information)

OVERLAND PARK	KS	66251
(City)	(State)	(Postal/Zip Code)
	United States
(Province-if applicable)	(Country-if not US)

(If applicable, adopt the following statement by marking the box and include an attachment)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

Statement of Merger
(Surviving Entity is a Domestic Entity)
filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1.	For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which hit is formed, and principal address are:

ID number
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Three Telephony, LLC
Form of entity	Limited Liability Company
Jurisdiction:	Delaware
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)
(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

ID number
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Seven, Inc.
Form of entity	Corporation
Jurisdiction:	Delaware
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)
(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

ID number
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Eight, Inc.
Form of entity	Corporation
Jurisdiction:	Delaware
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)
(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

(if the following statement applies, adopt the statement by marking the box and include an attachment)

☐
There are more than three merging entities and the ID number (if applicable, entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity in stated in an attachment.

2.	For the surviving entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are:

ID number	19941118361
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Six, Inc.
Form of entity	Corporation
Jurisdiction:	Colorado
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

3.	Each merging entity has been merged into the surviving entity.

4.	(if the following statement applies, adopt the statement by marking the box)

☐
The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of state for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5.	(if the following statement applies, adopt the statement by marking the box) and state the appropriate document number(s).)

☐	One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number
Document number
Document number

(if the following statement applies, adopt the statement by marking the box)
☐ There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

6.	(if the following statement applies, adopt the statement by marking the box and include an attachment)

☐	This document contains additional information as provided by law.

7.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are	04/01/2017	.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8.	The true name and mailing address of the individual causing this document to be delivered for filing are

Keithley	Lora	E
(Last)	(First)	(Middle)	(Suffix)

6200 Sprint Parkway
(Street name and number or Post Office Box information)

OVERLAND PARK	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

(If applicable, adopt the following statement by marking the box and include an attachment)

☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

Statement of Merger
(Surviving Entity is a Domestic Entity)

filed pursuant to § 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)

1.	For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which hit is formed, and principal address are:

ID number
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Two, Inc.
Form of entity	Corporation
Jurisdiction:	Delaware
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)
(Street name and number or Post Office Box information)

ID number
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Four, Inc.
Form of entity	Corporation
Jurisdiction:	Delaware
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)
(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

ID number
(Colorado Secretary of State ID Number)
Entity name or true name
Form of entity
Jurisdiction:
Street address:
(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as
Street address)	(Street name and number or Post Office Box information)

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country-if not US)
(If the following statement applies, adopt the statement by marking the box and include an attachment.)

☐
There are more than three merging entities and the ID number (if applicable, entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity in stated in an attachment.

2.	For the surviving entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are:

ID number	19941118361
(Colorado Secretary of State ID Number)
Entity name or true name	SWV Six, Inc.
Form of entity	Corporation
Jurisdiction:	Colorado
Street address:	6200 Sprint Parkway
(Street name and number or Post Office Box information)

Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

Mailing address (leave blank if same as Street address)	6200 Sprint Parkway

Attn: Tax Department
Overland Park	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

3.	Each merging entity has been merged into the surviving entity.

4.	(If the following statement applies, adopt the statement by marking the box.)

☐
The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of state for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5.	(If the following statement applies, adopt the statement by marking the box) and state the appropriate document number(s).)

☐	One or more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

Document number
Document number
Document number

(If the following statement applies, adopt the statement by marking the box.)
☐  There are more than three trademarks and the document number of each additional trademark is stated in an attachment.

6.	(If the following statement applies, adopt the statement by marking the box and include an attachment.)

 ☐ This document contains additional information as provided by law.

7.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are	April 3, 2018
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

8.	The true name and mailing address of the individual causing this document to be delivered for filing

Keithley	Lora	E
(Last)	(First)	(Middle)	(Suffix)

6200 Sprint Parkway
(Street name and number or Post Office Box information)

OVERLAND PARK	KS	66251
(City)	(State)	(Postal/Zip Code)
	USA
(Province-if applicable)	(Country-if not US)

(If applicable, adopt the following statement by marking the box and include an attachment)

☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

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